2019 NAREIT REITworld Cavallo Point, the Lodge at Golden Gate Bridge November 2019 1

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers. 2

DiamondRock at a Glance KEY STATISTICS RECENT HIGHLIGHTS Hotels (Rooms) 31 (>10K) • Q3 2019 Results Enterprise Value $3.1B • Total RevPAR up 3.1% • RevPAR up 1.6% Market Cap $2.1B • EBITDA Margin of 30.67% • Adj FFO per share of $0.27 Enterprise Value / Key ~$309K Dividend Yield 4.9% • 0.3MM common shares repurchased at an average price of $9.96 per share YE19 Net Debt/EBITDA(1) 4.2x Market data as of 9/30/19. Balance sheet data as of 9/30/19. URBAN AND RESORT HOTELS IN TOP MARKETS HIGH QUALITY BRANDS Washington DC 4% Denver 3% Other 4% San Diego 4% Resort 26% San Francisco Independent 5% 5% 10% 11% New York 12% Westin Courtyard Autograph Boston 15% Renaissance 74% Sheraton Other CBD 12% (2) Chicago 15% (1) Based on PF 2019 EBITDA at guidance midpoint and current pro forma net debt. (2) Other CBD includes Burlington Hilton, Salt Lake City Marriott, and Worthington Renaissance. 3

Key Points 1 Resort Focus Capturing Secular Growth ROI Projects 2 Creating Shareholder Value 3 Frenchman’s Relaunch Accelerating Earnings Growth Opportunistic Recycling 4 Closing the Gap to NAV Per Share 5 Asset Repositioning Unlocking Asset Value 6 2020 Setup Group Pace up 17% 4

RESORT STRATEGY RATIONALE 5 The Landing, Lake Tahoe

Research Demonstrates Small Resorts Outperform • According to CBRE/PKF research study, small resorts(1) have: • Less downside risk due to larger stream of reliable non-rooms revenue • Preserved the most ADR through the recession of the early 2000s • Achieved superior levels of ADR growth since 2009 to all other market classes REVPAR CAGR FROM 1987 - 2017 4.5% Total US: 4.0% 4.2% 4.0% 3.1% 3.5% 3.8% 3.0% 3.1% 3.3% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 1 Small Resorts Upper Upscale Luxury All Resorts All Urban Hotels Source: CBRE Hotels Research. (1) Collection of non-golf resorts with less than 200 rooms 6

DRH Lifestyle & Independent Strategy

RATIONALE FOR TARGETING LIFESTYLE HOTELS, INDEPENDENTS, & SOFT BRANDS

- To grow with shift towards experiential travel
- Reduces reliance on traditional brands
- Balances portfolio
- Greater opportunity for smaller deals
- Target allocation will be achieved through acquisitions of lifestyle hotels, independents and soft brands and dispositions of traditional boxes

CURRENT ALLOCATION(1)


Lifestyle, Independents, & Soft Brands 21%
Traditional Brands 79%

LONG-TERM TARGET ALLOCATION


Lifestyle, Independent, & Soft Brands 33%
Traditional Brands 66%

(1) Independent, lifestyle and soft brand hotels include the Havana Cabana, Cavallo Point, Hotel Emblem, L'Auberge de Sedona, Orchards Inn, The Landing, Palomar Phoenix, Shorebreak Hotel, the Lexington and The Gwen. Soft brands, including Autograph and Luxury Collection, are included as lifestyle / boutique. Based on 2018F EBITDA for all properties except Frenchman's Reef and Havana Cabana where 2016A used due to closure. Pro forma for full year for acquisitions.

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Consumers Spending More on Experiences Than Material Goods Indexed Spending Growth (1980-2017) 15-Year Spending CAGR (2002-2017) 1,000 5.0% 800 Shift in 600 Consumer Spending 3.0% 2.2% 400 200 0.9% 0 1980 1985 1990 1995 2000 2005 2010 2015 Motor Vehicles Home Jewelry and Consumer Furnishings Watches Experiences (1) Motor Vehicles Home Furnishings Jewelry and Watches Consumer Experiences (1) Source: Bureau of Economic Analysis. Note: Represents personal consumption expenditures by category indexed to 100 for the year 1980. (1) Experiences include the following Bureau of Economic Analysis categories: accommodations, air travel, foreign travel by US residents, membership clubs, sports centers, parks, theaters, museums, casino gambling, and food services. 8

Strong Resort Market Presence Approximately 1/3 of portfolio located in destination resort markets. 9

Resort Thesis Already Proven Successful EBITDA Multiple @ EBITDA Increase Investment ($MM) Purchase YE 2018 $MM Burlington Hilton $62 16.5x 8.8x $3.8 Cavallo Point $152 13.8x 13.8x $0.0 Charleston Renaissance $42 11.9x 7.1x $2.6 Fort Lauderdale Westin $166 14.8x 11.1x $4.9 Frenchman's Reef & Morning Star $178 7.1x 10.7x $6.0 Havana Cabana $59 12.2x 15.6x ($0.2) Key West Suites $96 14.9x 12.7x $1.3 The Landing Resort & Spa $42 17.8x 17.8x NA Sedona - L'Auberge $69 15.8x 9.4x $3.1 Sedona - Orchards Inn $31 13.7x 10.5x $0.7 Shorebreak $63 14.6x 12.9x $0.9 Sonoma Renaissance $40 10.7x 5.1x $4.9 Vail Marriott Mountain Resort $89 13.4x 9.6x $4.6 Total Resort $1,088 13.1x 10.7x $32.4 Over $380M of NAV Created in Resort Portfolio Note: Frenchman’s and Havana Cabana EBITDA adjusted for hurricane disruption. Landing EBITDA adjusted for transition disruption post-acquisition. 10

ROI PIPELINE 11 Hotel Emblem, San Francisco

ROI Projects Create $0.78/sh In Value Incremental Capital Incremental Incremental Property Project Spend EBITDA Value JW Marriott Denver Renovation and Restaurant Repositioning $2.4M $1.25M $17M Hotel Emblem Complete Renovation and Repositioning $5.1M $1.5M - $1.8M $25M - $30M Sheraton Key West Reposition as an Independent Hotel $10.7M $1.7M - $2.2M $23M - $31M The Lodge at Sonoma Reposition as Autograph Collection $5.0M $1.2M $17M Hilton Boston Downtown 28 Additional Guestrooms $6.5M $1.0M $14M Sedona - Orchards Inn Reposition as Cliffs at L'Auberge $10.8M $2.7M $37M Worthington Renaissance Restaurant, Lobby and Courthouse Conservatory $13.8M $3.0M $36M The Landing Resort & Spa Additional 22 Keys and Resort Enhancements $9.4M $1.8M $27M Vail Marriott Resort Renovation and Repositioning $27.0M $3.0M - $4.0M $41M - $55M Total $93.1M $17 - $19M $237 - $264M 2019-2021 Value-Add Investments Are Expected To Create $0.71/sh to $0.85/sh of Value 12

FRENCHMAN’S UPDATE 13 Noni Beach Resort

Frenchman's Reef Overview

REBUILD COST:	~$280MM
OWNER INVESTMENT:	$55MM*
INSURANCE CLAIM:	~$290MM



Noni Beach Pool Area Rendering

Project Update	Anticipated Completion	Anticipated Opening	Trial Date Set	Branding Established	Management Selected	Stabilized EBITDA
	Q3 2020	Q4 2020	January 2020	Marriott/ Autograph	Aimbridge	$25M

* Assumes 100% of claim received

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Best-in-Class Rebuild Team



Kollin Altomare Architects

Four Seasons Punta Mita Resort & Spa

The Ritz-Carlton Laguna Niguel

The Fairmont Scottsdale Princess Resort

The Ritz Carlton, Kapalua Maui



WhiteSpace
(Design)

Four Seasons Scottsdale at Troon North

Four Seasons Hotel Austin

Ritz-Carlton Half Moon Bay



The Johnson Studio
(F&B Design)

The Ritz-Carlton Grand Cayman

(Blue, Seven, Taikun, Ritz Lobby Bar)

Lobster Sea Bar Grille (Miami Beach)

Del Frisco's Double Eagle Steakhouse (Dallas)



Maris Collective
(Retail, Concepts, Programming)

Four Seasons Maui

Four Season Anguilla

Fairmont Kea Lani, Maui



Richard Sandoval Group
(Celebrity Chef)

Four Seasons Nevis

Four Seasons Punta Mita

Maya (NYC, Dubai)

Toro (Abu Dhabi)

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OPPORTUNISTIC CAPITAL RECYCLING 16 The Chicago Gwen, Luxury Collection

Opportunistic Capital Recycling Similar to most lodging REIT peers, DRH currently trades at >25% discount to NAV per share Hotel NOI Cap Rate Estimated Value(2) Region TTM Q3 2019 Low Mid High Low Mid High Mid / Key(3) Boston $35.2 6.0% 6.5% 7.0% $503.4 $542.1 $587.2 $453 Chicago $34.7 6.5% 7.0% 7.5% $462.7 $495.7 $533.9 $328 Dallas / Fort Worth $12.4 7.0% 7.5% 8.0% $155.2 $165.6 $177.4 $328 Denver $8.6 6.0% 6.5% 7.0% $123.1 $132.6 $143.6 $355 New York City $28.2 5.0% 5.5% 6.0% $470.1 $512.8 $564.1 $338 San Diego $12.0 6.5% 7.0% 7.5% $160.4 $171.9 $185.1 $394 San Francisco $11.2 5.0% 5.5% 6.0% $186.4 $203.3 $223.6 $861 Washington, DC $14.3 6.5% 7.0% 7.5% $190.2 $203.8 $219.5 $299 Other Urban $21.1 6.5% 7.0% 7.5% $282.0 $302.1 $325.4 $282 Resorts $64.1 6.0% 6.5% 7.0% $916.1 $986.6 $1,068.8 $477 Resorts Under Development $20.0 8.0% 8.5% 9.0% $222.2 $235.3 $250.0 $737 Total $261.9 6.1% 6.6% 7.1% $3,672 $3,952 $4,279 $399 NAV Per Share $13.09 $14.48 $16.10 Note: San Francisco NOI includes Cavallo Point Resort as if owned for full-year 2018 Havana Cabana, Palomar Phoenix, Hotel Emblem, Frenchman’s Reef and Landing Resort are included using stabilized NOI as proxy for multiple. (1) Share price as of 9/30/19 (2) Dollar amounts in millions (3) Dollar amounts in thousands 17

DRHDRH Return RETURN ofOF Capital:CAPITAL Return $1.13B Since IPO DRH’s return of capital profile is among the most attractive relative to peers Dividend Yield (1) Dividend + Stock Repurchase Yield Dividend + Stock Repurchase Payout (2) Ratio (3) SVC 8.4% APLE 10.0% PK 102% RLJ 7.8% RLJ 9.1% APLE 93% HT 7.5% DRH 8.4% DRH 76% CLDT 7.3% SVC 8.4% CLDT 72% AHT 7.3% HT 8.2% RLJ 69% APLE 7.2% AHT 7.6% HST 65% PK 7.2% CLDT 7.3% PEB 62% BHR 6.8% PK 7.2% SVC 61% INN 6.2% BHR 6.9% INN 59% SHO 5.5% INN 6.2% SHO 59% PEB 5.5% HST 6.2% AHT 58% XHR 5.2% SHO 5.7% RHP 54% DRH 4.9% PEB 5.6% BHR 50% HST 4.6% XHR 5.2% XHR 49% RHP 4.4% RHP 4.4% HT 44% DRH Rank: 13 out of 15 DRH Rank: 3 out of 15 DRH Rank: 3 out of 15 Mean (excluding DRH): 6.5% Mean (excluding DRH): 7.0% Mean (excluding DRH): 64% ____________________ Source: FactSet as of September 30, 2019. Note: Excludes lodging REITs that were not publicly trading prior to 2018 and lodging REITs with an equity market capitalization <$250 million. 2 (1) Represents last quarter annualized dividend yield, except for SHO, which is depicted on a last 12 month basis. (2) Represents dividend yield plus last 12 month stock repurchases as a percentage of equity market capitalization. 18 (3) Represents last 12 month common dividends paid and stock repurchases as a percentage of cash flow from operations.

$300MM of Investment Capacity CONSERVATIVE BALANCE 2019 CREDIT RECAST SHEET STRATEGY (1) EXTENDED MATURITIES $600 • 23 unencumbered hotels $500 • Well-laddered maturity schedule with no $400 maturities until November 2020 $300 • $300 million of investment capacity $200 • No more than 35% floating rate debt $100 $0 2019 2020 2021 2022 2023 2024 2025 Secured Debt (2) Term Loan(2) Revolver Undrawn Revolver LEVERAGE BELOW PEER AVERAGE(3) 10.4 9.2 8.3 5.6 5.3 Average: 5.4X 4.2 3.9 3.5 1.8 1.5 AHT BHR HT INN PEB DRH RLJ XHR HST SHO (1) Source: Company Filings, Wall Street Research. (2) Assumes Salt Lake City mortgage to be refinanced into 5-year term loan upon maturity in 2020 19 (3) Source: Baird. Net Debt plus preferred / 2019 Consensus EBITDA

ASSET REPOSITIONING 20 Havana Cabana

Short Term Agreements Driving Value ~75% of EBITDA Not Encumbered by Brand and Management in 2026 One of the least encumbered portfolios among all full-service REITs 2019 2026 % of Portfolio EBITDA % of Portfolio EBITDA 28% 58% 3 assets 72% 42% Become Unencumbered Management 21% 32% 43% 4 assets 44% Become 36% Unencumbered Brand 9 Hotels 24% Terminable Franchise Agreements(1)(2) Encumbered(1)(2) Unencumbered (1) Agreements terminable at will. 21 (2) Assumes the asset remains unencumbered when current agreements ends.

High Quality Portfolio in Key Gateway Markets Approximately 2/3 of portfolio located in top, gateway markets. 22

2020 OUTLOOK 23 Boston Harbor Cityscape

DRH 2020 Outlook Favorable • Total 2020 booking pace up 17%+ • Chicago combined pace up over 20% • Boston combined pace up nearly 40% Chicago • NYC supply additions to decline by double digits from 2019 increase • Frenchman’s Reef Marriott Resort & Spa and Noni Beach, an Autograph Hotel Reopening 2020 Boston Note: Latest pace data as of September 30th, 2019. Source: STR. 24

APPENDIX 26 Shorebreak Hotel

Summary of DRH’s Historic ESG Performance Summary of DiamondRock’s Historic ESG Performance 2015 2016 2017 2018 Current 2019 GRESB Annual Results DRH GRESB Score 55 48 51 78 81 Lodging Peer Score Average(1) 54 51 58 62 69 Index to Peer Score Average 103% 95% 87% 126% 117% ISS Quality Ratings Annual Results(2) Environmental Quality Score N/A N/A N/A 4 4 Social Quality Score N/A N/A N/A 6 9 Governance Quality Score 1 5 6 7 1 (1) Lodging Peer Average is based on 17 Lodging Companies including 10 REITs (2) ISS will not provide Quality Ranking of peer set to DRH without enrolling in their advisory services, however score is relative to peer set (3) ISS will to initiate a performance-based ESG Corporate Rating in 2020 in addition to the disclosure-based ISS Quality Rating. Under this new methodology DiamondRock outperformed the global real estate industry average (355 companies) with a score of “D+” vs. “D” in 2019. The top performing real estate companies, representing less than 5% of the global industry, received a score of “C”. ISS has yet to determine the final scoring system for this methodology. E Environmental S Social G Governance 27

28 L’Auberge de Sedona